UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report(Date of earliest event reported)   November 8, 2004

                                  TEKRON, INC.
         ---------------------------------------------------------------


Delaware                       0-29493                   51-0395658
-------------------         ----------------        --------------------
(State or other jurisdiction Commission File   IRS Employer Identification
 of incorporation)                Number                No.


71 Sir James Court,
Arva, Ontario                                     N0M 1C0
-----------------------                     -------------------
(Address of principal                        (Zip/Postal Code)
  executive offices

Registrant's telephone number:     519-661-0609


                530 S. Federal Hwy Deerfield Beach, Florida 33441
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

     Certain statements under this Item and elsewhere in this Form 8-K and in the exhibits to this Form 8-K are not historical facts but constitute
"forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements relating to potential growth or to potential increases in revenues and net income through previous, potential or possible mergers; acquisitions; license agreements; share exchanges; and joint ventures. These statements often can be identified by the use of terms such as "may", "will", "expect", "anticipate", "estimate", "should", "could", "plans", "believes", "potential", or "continuing", or the negative of these terms. Such forward-looking statements speak only as of the date made and may involve both known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the registrant to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable, the registrant cannot guarantee future results, levels of activity, performance, achievements or events. Moreover, neither the registrant nor any other person assumes responsibility for the accuracy or completeness of such statements. The registrant disclaims any responsibility to revise any of the statements herein made.


Item 8.01 Other Events

     A press release went out to the public on November 5, 2004 indicating the following:


     Luigi Brun, CEO / President, has been personally invited to China by Dr. Zhang, Director of the Environmental Department of the National Chinese Government, to discuss strategic business relationships involving Tekron's ecologically-friendly technology solutions for cleaning up China's environment in preparation for the 2008 Summer Olympics.

     Additionally,   Tekron  has  engaged  the  services  of  OTCGrowth.com,  of
University Place, Washington, to expand corporate visibility and help maximize share valuations.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 8, 2004                            TEKRON, INC.



                                              By:  s/s Luigi Brun
                                                 ------------------------------
                                                        Luigi Brun
                                                        President


                                INDEX TO EXHIBITS

Exhibit No.       Description
------------      -----------------
99.1              Press Release


                                                          EXHIBIT 99.1


     Tekron Inc. CEO Invited to China For Environmental Clean-up & Company Retains OTCGrowth.com to Increase Investor Awareness


     ARVA,  Ontario,  Nov 1, 2004  (BUSINESS  WIRE) -- Tekron Inc. (OTC Bulletin
Board: TKRN Berlin: TKRN.BE) is pleased to announce that Luigi Brun, CEO / President, has been personally invited to China by Dr. Zhang, Director of the Environmental Department of the National Chinese Government, to discuss strategic business relationships involving Tekron's ecologically-friendly technology solutions for cleaning up China's environment in preparation for the 2008 Summer Olympics.

     China is at the forefront of a major building and technology boom and looks forward to showing the global community its excellence in progress and modernization. Tekron is now emerging from an R & D company and is ready for production and commercialization of its revolutionary, advanced technology.

     Luigi Brun, CEO of Tekron, commented, " I feel that this trip will be extremely beneficial for our company in that we expect to conclude some very positive and synergistic contracts. The patience of our loyal shareholders is clearly appreciated and we believe that 2005 will be a very good year for them."

     Additionally,   Tekron  has  engaged  the  services  of  OTCGrowth.com,  of
University Place, Washington, to expand corporate visibility and help maximize share valuations.

     A recent comprehensive profile may be read at www.otcgrowth.com

     Mr. Brun further stated, "Our company has made considerable progress, and now that we are about to enter commercialization, we feel that it is very important to communicate our ongoing progress to the investment community. We believe that OTCGrowth.com is well-qualified to increase investor awareness.

     Finn Walstad, CEO of OTCGrowth.com, said "We are delighted to represent Tekron as we feel that this is an exciting special situation that is on the verge of major growth in revenues and will enjoy accelerating profitability in 2005. We are truly excited about its growth potential and will be using our full resources to communicate Tekron's story."

About Tekron:

     Tekron, Inc., http://www.tekron-inc.com, and its subsidiaries are engaged in the commitment to the preservation of the environment through the use of ecologically safe and efficient technology.

     To receive company news release via e-mail, mail to: info@tekron-inc.com.

     The information contained in this press release may contain "forward-looking statements" within the meaning of the U.S. Federal Securities Laws. Such statements are based on the current expectations of the management of Tekron, Inc. only, and actual results may differ materially.

     The Canadian Venture Exchange has not reviewed and does not accept responsibility for the accuracy of this news release. U.S. SEC exemption number is 12g3-2 (b) 82-5137. Special Note: Management believes certain statements in this press release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management's views and assumptions regarding future events and business performance as of the time the statements are made. Actual results may differ from those expressed or implied. Such differences may result from actions taken by the company prior to its current fiscal year end, as well as from developments beyond the company's control, including changes in global economic conditions that may, among other things, affect the performance of the company's anticipated acquisitions or future business. In addition, changes in domestic competitive and economic conditions may also affect performance of all significant company businesses.


SOURCE: Tekron Inc.


CONTACT:    OTCGrowth.com
                  Finn Walstad,  (253) 564-9254
                  CEO@otcgrowth.com
                  or
                  Luigi Brun, 519-661-0609
                  info@tekron-inc.com